                                                                      Exhibit 24


             Powers of Attorney of Directors and Executive Officers
                                       of
                            Park National Corporation

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.





                                            /s/ William T. McConnell
                                            ------------------------------------
                                            William T. McConnell

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.





                                            /s/ C. Daniel DeLawder
                                            ------------------------------------
                                            C. Daniel DeLawder

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.





                                            /s/ John W. Kozak
                                            ------------------------------------
                                            John W. Kozak

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 29th day of December, 2000.





                                            /s/ Maureen Buchwald
                                            ------------------------------------
                                            Maureen Buchwald

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.





                                            /s/ James J. Cullers
                                            ------------------------------------
                                            James J. Cullers

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.




                                            /s/ D. C. Fanello
                                            ------------------------------------
                                            D. C. Fanello

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.




                                            /s/ R. William Geyer
                                            ------------------------------------
                                            R. William Geyer

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.




                                            /s/ Philip H. Jordan, Jr.
                                            ------------------------------------
                                            Philip H. Jordan, Jr., Ph.D.

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.




                                            /s/ Howard E. LeFevre
                                            ------------------------------------
                                            Howard E. LeFevre

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.




                                            /s/ Phillip T. Leitnaker
                                            ------------------------------------
                                            Phillip T. Leitnaker

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.




                                            /s/ James A. McElroy
                                            ------------------------------------
                                            James A. McElroy

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.




                                            /s/ John J. O'Neill
                                            ------------------------------------
                                            John J. O'Neill

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.




                                            /s/ William A. Phillips
                                            ------------------------------------
                                            William A. Phillips

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.




                                            /s/ J. Gilbert Reese
                                            ------------------------------------
                                            J. Gilbert Reese

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.




                                            /s/ Rick R. Taylor
                                            ------------------------------------
                                            Rick R. Taylor

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares to be issued pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John
W. Kozak as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-4 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29th day of December, 2000.




                                            /s/ John L. Warner
                                            ------------------------------------
                                            John L. Warner